HIOSCAR.COM Oscar Health, Inc. Third Quarter 2021 Earnings Presentation November 10, 2021

HIOSCAR.COM 2 Safe Harbor Statement and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about our financial outlook and estimates, including direct policy premiums, medical loss ratio, administrative expense ratio and other financial performance, and the related underlying assumptions, our business and financial prospects, general and healthcare industry market conditions and trends, and our management’s plans and objectives for future operations, expectations and business strategy. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, and the response by governments and other third parties; our ability to retain and expand our member base; our ability to execute our growth strategy; our ability to maintain or enter into new partnerships or collaborations with healthcare industry participants; negative publicity, unfavorable shifts in perception of our digital platform or other member service channels; our ability to achieve and/or maintain profitability in the future; changes in federal or state laws or regulations, including changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended (collectively, the “ACA”) and any regulations enacted thereunder; our ability to accurately estimate our incurred claims expenses or effectively manage our claims costs or related administrative costs, including as a result of fluctuations in medical utilization rates due to the impact of COVID-19; our ability to comply with ongoing regulatory requirements and applicable performance standards, including as a result of our participation in government-sponsored programs, such as Medicare; changes or developments in the health insurance markets in the United States, including passage and implementation of a law to create a single-payer or government-run health insurance program; our ability to comply with applicable privacy, security, and data laws, regulations, and standards; our ability to maintain key in-network providers and good relations with the physicians, hospitals, and other providers within and outside our provider networks, or to arrange for the delivery of quality care; unfavorable or otherwise costly outcomes of lawsuits and claims that arise from the extensive laws and regulations to which we are subject; unanticipated results of risk adjustment programs; delays in our receipt of premiums; disruptions or challenges to our relationship with the Oscar Medical Group; cyber-security breaches of our and our partners’ information and technology systems; unanticipated changes in population morbidity and large-scale changes in health care utilization; and the other factors set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the Securities and Exchange Commission (“SEC”), and our other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made in this presentation. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. This presentation presents Adjusted EBITDA, a non-GAAP financial metric, which is provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of such non-GAAP financial information to the most directly comparable GAAP financial measure is provided at the end of this presentation.

HIOSCAR.COM 3 Strong Membership Gains in 3Q21 ● Total quarter end membership increased 41% YoY to 594,300 in 3Q21 from 420,100 in 3Q20 ● Membership growth was primarily driven by growth in the Individual book of business during the Open Enrollment and Special Enrollment Periods, as well as Medicare Advantage and Cigna + Oscar growth Total Membership +41%

HIOSCAR.COM 4 44% Premium Growth Outpaced Membership Growth ● Direct and Assumed Policy Premiums increased 54% YoY driven by membership growth, including SEP growth, and business mix shift to higher premium Silver and MA plans Direct and Assumed Policy Premiums (millions) +54%

Premiums Earned (millions) HIOSCAR.COM 5 3Q21 Premiums Earned Up ~4.5x, Driven by Strong Membership Growth and Lower Quota Share 3Q21 Premiums Walk (millions) Quota Share as % of Premiums before Ceded: 80% 32% +346% ($231M)

3Q21 and YTD MLR Impacted by RADV, COVID Variance, and SEP Growth

3Q21 MLR

- 3Q21 MLR of 99.7% driven higher YoY due to prior period unfavorable risk adjustment data validation (RADV) results, higher net COVID costs in 3Q21 vs. the prior year period, and SEP growth
- Net COVID costs were ~600bps in 3Q21
- Lower non-COVID utilization partially offset direct COVID costs

YTD MLR

- YTD MLR of 85.8% driven higher YoY due to COVID-19 driven deferral of care in 2020 and higher direct COVID costs in 2021 as well as SEP growth
- Net COVID costs are ~500bps on a YTD basis
- Non-COVID utilization is slightly below baseline

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HIOSCAR.COM 7 3Q21 Admin Ratio Slightly Higher due to RADV and SEP Membership Growth, but Lower YTD ● 3Q21 InsuranceCo Administrative Expense Ratio of 23.1% increased ~70bps YoY ● The YoY increase was largely driven by the negative impact on RADV on premiums as well as higher distribution costs, which were partially offset by the lack of HIF and operating leverage 3Q21 InsuranceCo Admin Ratio ● YTD InsuranceCo Administrative Expense Ratio of 20.9% decreased ~210bps YoY ● The YoY decrease was driven by operating leverage from higher revenue, and the repeal of the HIF, partially offset by RADV impact in 3Q and higher distribution costs YTD InsuranceCo Admin Ratio

HIOSCAR.COM 8 3Q21 Combined Ratio Driven Higher by COVID and SEP Growth 3Q21 Combined Ratio YTD Combined Ratio ● YTD InsuranceCo Combined Ratio of 106.7%, reflecting the sum of the MLR and InsuranceCo Administrative Expense Ratio ● The YoY increase was driven by the same factors that drove the MLR and InsuranceCo Administrative Expense Ratio higher YoY ● 3Q21 InsuranceCo Combined Ratio of 122.8%, reflecting the sum of the MLR and the InsuranceCo Administrative Expense Ratio ● The YoY increase was driven by the same factors that drove the MLR and InsuranceCo Administrative Expense Ratio higher YoY

HIOSCAR.COM 9 3Q21 Adj. EBITDA Loss Increased due to Higher Membership and COVID Impact 3Q21 Adjusted EBITDA YTD Adjusted EBITDA ● YTD Adjusted EBITDA loss of ($265M) increased $79M YoY ● The increase in the loss YoY was largely driven by higher losses in 3Q due to higher membership volume and MLR volatility ● 3Q21 Adjusted EBITDA loss of ($189M) increased $118M YoY ● The increase in loss YoY was driven by higher membership volume, MLR volatility, and higher operating expenses (1) Adjusted EBITDA is a non-GAAP financial measure. See “Appendix” for a reconciliation to net loss. Net loss was ($212.7M) for 3Q21 vs. ($79.1M) for 3Q20, and ($373.2M) for 3Q21 YTD vs. ($217.0M) for 3Q20 YTD.

HIOSCAR.COM 10 Full-Year 2021 Outlook Low Direct & Assumed Policy Premiums $3,350M Medical Loss Ratio 89.0% InsuranceCo Admin Ratio 21.0% Combined Ratio 110% High $3,450M 91.0% 22.0% 112% Adjusted EBITDA(1) ($480M) ($450M) (1) Oscar has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net loss within this presentation because Oscar is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, stock-based compensation expense. These items, which could materially affect the computation of forecasted GAAP net loss, are inherently uncertain and depend on various factors, some of which are outside of Oscar’s control. As such, any associated estimate and its impact on GAAP net loss could vary materially. For more information regarding Adjusted EBITDA, please see “Key Operating and Non-GAAP Metrics” in our press release announcing our results for the three months ended September 30, 2021.

HIOSCAR.COM 11 Appendix: Adjusted EBITDA GAAP Reconciliation September 30, 2021* September 30, 2020* Net loss $ (212,745) $ (79,132) Interest expense 398 - Income tax expense (benefit) (597) (998) Depreciation and amortization 3,645 2,925 Stock-based compensation/warrant expense 20,640 6,230 Adjusted EBITDA $ (188,659) $ (70,975) Three Months Ended *(in thousands)

HIOSCAR.COM 12 Appendix: Adjusted EBITDA GAAP Reconciliation September 30, 2021* September 30, 2020* Net loss $ (373,184) $ (216,955) Interest expense 4,323 - Income tax expense (benefit) 957 1,526 Depreciation and amortization 10,635 7,990 Stock-based compensation/warrant expense 70,884 21,475 Other non-recurring items 21,076 - Adjusted EBITDA $ (265,309) $ (185,964) Nine Months Ended *(in thousands)